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                                                                EXHIBIT 10.25

                                 PROMISSORY NOTE


     $51,000.00                 LAKE OSWEGO, OREGON           JULY 15 , 1997

     I, John DiFerdinando and I, Denise DiFerdinando ("Makers"), promise to pay to the order of Summit Design, Inc. ("Payee"), the sum of Fifty-One Thousand and No/100ths Dollars ($51,000.00), with interest thereon at the rate of 5.98 percent per annum compounded semi-annually from July 15, 2002, until paid in full. The entire balance owing on this Note, including principal and all accrued interest, shall be due and payable in full upon sale of Makers' current residence commonly known as 1310 Sunny Ayr Way in Lansdale, PA 19446 or July 15, 2002, whichever first occurs. Makers shall not be obligated to make monthly payments on this Note and there shall be no penalty for early repayment.

     This Note is made in conjunction with an employee relocation package offered to John DiFerdinando by Payee in order to provide funds to Makers to make a down payment on the purchase of a new home. It is intended that the proceeds from the sale of Makers ' current home in Lansdale, PA shall be used to repay this loan when that transaction is closed.

     Pursuant to a Security Agreement of even date herewith, Makers grant Payee as collateral for this note, a security interest in the stocks and stock options that Makers hold in Summit Design, Inc., NASDAQ: SMMT.

     The following constitute a default under this Note:

     a. Makers fail to make any payment provided for herein when due, and such default continues for a period of ten (10) days;


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     b.   Makers shall fail (or have failed) to observe or perform any term, condition, or provision set forth in this Note or the accompanying Security Agreement, and such de fault shall continue for a period of thirty (30) days after notice thereof from the Payee or any holder of this Note specifying the nature of such default; or

     c. Makers shall file for bankruptcy protection or otherwise admit or declare in writing that they are insolvent.

     In the event of a default of this Note or the Security Agreement, all principal and interest owing hereunder shall become immediately due and payable at the option of the holder of this Note.

     If the Note is placed in the hands of an attorney for collection, we promise and agree to pay the holder's reasonable attorney's fees and collection costs, even though no suit or action is filed hereon. However, if a suit or action is filed, the amount of reasonable attorney's fees shall be fixed by the court, or courts in which the suit or action, including any appeal herein, is tried, heard, or decided.

     No delay or omission on the part of the holder hereof in exercising any right, power, or privilege hereunder shall operate as a waiver hereof, nor shall any single or partial exercise of any right, power, or privilege hereunder preclude other or further exercise thereof or the exercise of any other right, power, or privilege.

     This agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, personal representatives, successors, and assigns.

/ / /

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     This note was prepared by Edward L. Ferrero, attorney for payee.  Makers have reviewed this document and to the extent they thought necessary, consulted with independent legal counsel.

     Makers hereby waive presentment, demand, notice of dishonor, and notice of protest.

                              /s/ John DiFerdinando
                              ------------------------------------------
                              John DiFerdinando


                              /s/ Denise DiFerdinando
                              ------------------------------------------
                              Denise DiFerdinando


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                               PROMISSORY NOTE


     $114,000.00              Lake Oswego, Oregon      July 15, 1997



     I, John DiFerdinando and I, Denise DiFerdinando ("Makers"), promise to pay to the order of Summit Design, Inc. ("Payee"), the sum of One Hundred Fourteen Thousand and No/100ths Dollars ($114,000.00), with interest thereon at the rate of 5.98 percent per annum compounded semi-annually from July 15, 1997, until paid in full. The entire balance owing on this Note, including principal and all accrued interest, shall be due and payable in full upon the sale of the Maker's current residence at 1310 Sunny Ayr Way, Lansdale, PA 19446 or July 15, 2002, whichever first occurs. Makers shall not be obligated to make monthly payments on this Note and there shall be no penalty for early repayment.

     This Note is made in conjunction with an employee relocation package offered to John DiFerdinando by Payee in order to provide funds to Makers to make a down payment on the purchase of a new home. It is intended that the proceeds from the sale of Makers ' current home in Lansdale, PA shall be applied to the repayment of this note when that transaction is closed.

     This Note is made in conjunction with and will be secured by a Trust Deed of even date herewith granting Payee a security interest in real estate commonly known as 4767 Dogwood Drive in Lake Oswego, Oregon 97035.

     The following constitute a default under this Note:

     a. Makers fail to make any payment provided for herein when due, and such default continues for a period of ten (10) days;


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     b.   Makers shall fail (or have failed) to observe or perform any term, condition, or provision set forth in this Note or the accompanying Trust Deed, and such default shall continue for a period of thirty (30) days after notice thereof from the Payee or any holder of this Note specifying the nature of such default; or

     c. Makers shall file for bankruptcy protection or otherwise admit or declare in writing that they are insolvent.

     Any breach of this Note shall be a default under said Trust Deed, and any breach of the Trust Deed a default under this Note. In the event of a default of this Note or the Trust Deed, all principal and interest owing hereunder are to become immediately due and payable at the option of the holder of this Note.

     If the Note is placed in the hands of an attorney for collection, we promise and agree to pay the holder's reasonable attorney's fees and collection costs, even though no suit or action is filed hereon. However, if a suit or action is filed, the amount of reasonable attorney's fees shall be fixed by the court, or courts in which the suit or action, including any appeal herein, is tried, heard, or decided.

     This agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, personal representatives, successors, and assigns.

     No delay or omission on the part of the holder hereof in exercising any right, power, or privilege hereunder shall operate as a waiver hereof, nor shall any single or partial exercise of any right, power, or privilege hereunder preclude other or further exercise thereof or the exercise of any other right, power, or privilege.


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     This note and the accompanying Trust Deed were prepared by Edward L.
Ferrero, attorney for Payee. Makers have reviewed these documents and to the extent they thought necessary, consulted with independent legal counsel.

     Makers hereby waive presentment, demand, notice of dishonor, and notice of protest.


                              /s/ John DiFerdinando
                              -----------------------------------------
                              John DiFerdinando


                              /s/ Denise DiFerdinando
                              -----------------------------------------
                              Denise DiFerdinando


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